UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2015

Liberty Global plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

38 Hans Crescent, London, England

SW1X 0LZ

(Address of Principal Executive Office)

+44.20.7190.6449 or 303.220.6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Overview

As more fully described below, on January 28, 2015, certain subsidiaries of Virgin Media Inc. (“Virgin Media”), a wholly-owned subsidiary of Liberty Global plc (“Liberty Global”), issued the VM Senior Secured Notes and the VM Senior Notes (as defined below) and, on January 29, 2015, Ziggo Bond Finance B.V., a special purpose financing entity, issued Ziggo Notes (as defined below). The VM Senior Secured Notes, the VM Senior Notes and the Ziggo Notes were issued in connection with proposed internal reorganizations by Liberty Global of its broadband and wireless communications businesses in Europe to create strong and well-positioned regional assets and further strive for operational efficiencies. In particular:

•	the VM Senior Secured Notes and the VM Senior Notes were issued in part to repay certain indebtedness of UPC Holding B.V. (“UPC Holding”), a wholly-owned subsidiary of Liberty Global, as a result of the Reorganization Transactions (as defined below) and the contemplated acquisition (which is referred to below as the UPC Ireland Acquisition) by a subsidiary of Virgin Media of a controlling interest in UPC Broadband Ireland Ltd., which is an indirect wholly-owned subsidiary of UPC Holding and is the largest cable television operator in Ireland by number of customers; and

•	the Ziggo Notes were issued as part of an internal reorganization of Liberty Global’s broadband and wireless communications businesses in The Netherlands (the “Reorganization Transactions”) whereby, UPC Nederland B.V. and/or its successor company and its subsidiaries will become subsidiaries of UPC Nederland Holding I B.V. (“UPC Netherlands Bondco”), which is a direct wholly-owned subsidiary of Ziggo Group Holding B.V. (“Ziggo Group Holding”), an indirect wholly-owned subsidiary of Liberty Global. Currently UPC Nederland B.V. is an indirect wholly-owned subsidiary of the UPC Holding and the proceeds of the Ziggo Notes will, assuming the completion of the Reorganization Transactions, ultimately be used part to repay certain indebtedness of UPC Holding.

Liberty Global currently expects to complete the reorganizations during the first quarter of 2015; however no assurance can be given that the reorganizations, including the Reorganization Transactions, will be completed as described herein or at all.

The summary, terms, conditions and provisions of the issuances of the VM Senior Secured Notes, the VM Senior Notes and the Ziggo Notes, and the intended use of the proceeds therefrom, and the contemplated internal reorganization transactions by Liberty Global, including, without limitation, the Reorganization Transactions, are qualified in their entirety by the disclosure below in this Current Report on Form 8-K/A and reference to the full text of the indentures related to the issuances of the VM Senior Secured Notes, the VM Senior Notes and the Ziggo Notes, as applicable, a copy of which is filed with this report as Exhibits 4.1, 4.2 and 4.3 and are incorporated herein by reference.

Virgin Media

Senior Secured Notes

On January 13, 2015, Virgin Media Secured Finance PLC (“Virgin Media Secured Finance”) (a wholly-owned subsidiary of Liberty Global), Virgin Media and certain subsidiaries of Virgin Media entered into a purchase agreement (the “VM Senior Secured Notes Purchase Agreement”) with Deutsche Bank AG, London Branch, as representative of the several initial purchasers named therein (collectively, the “VM Senior Secured Notes Initial Purchasers”), pursuant to which Virgin Media Secured Finance agreed to sell, subject to the terms and conditions set forth therein, £300.0 million ($455.0 million at the transaction date) aggregate principal amount of its 5 1⁄8% senior secured notes due 2025 (the “VM Senior Secured Notes”) to the VM Senior Secured Notes Initial Purchasers in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended.

The VM Senior Secured Notes were issued pursuant to an indenture (the “VM Senior Secured Notes Indenture”) dated January 28, 2015 (“VM Notes Issue Date”) among Virgin Media Secured Finance, the guarantors named therein and The Bank of New York Mellon, London Branch, as trustee. The VM Senior Secured Notes mature on January 15, 2025. Interest on the VM Senior Secured Notes is payable semi-annually on each January 15 and July 15, beginning on July 15, 2015.

Subject to the circumstances described below, the VM Senior Secured Notes are non-callable until January 15, 2020. At any time prior to January 15, 2020, Virgin Media Secured Finance may redeem some or all of the VM Senior Secured Notes at a price equal to 100% of the principal amount of the VM Senior Secured Notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole” premium, which is the present value of all remaining scheduled interest payments to the redemption date using the discount rate (as specified in the VM Senior Secured Notes Indenture) as of the redemption date plus 50 basis points.

At any time prior to January 15, 2020, Virgin Media Secured Finance may redeem during each 12 month period commencing with the VM Notes Issue Date up to 10% of the original aggregate principal amount of the VM Senior Secured Notes, from time to time, at a redemption price equal to 103% of the principal amount of the VM Senior Secured Notes redeemed, plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date.

At any time on or prior to the earlier of (i) the date that is 15 days following the consummation of the UPC Ireland Acquisition (as defined in the VM Senior Secured Notes Indenture) or (ii) the date that is six months following the VM Notes Issue Date, elect to redeem all or a portion of the VM Senior Secured Notes (the “Senior Secured Notes Special Optional Redemption”) at a redemption price equal to 100% of the principal amount of the VM Senior Secured Notes, plus accrued and unpaid interest and any additional amounts, if any, to the date of the Senior Secured Notes Special Optional Redemption.

On or after January 15, 2020, Virgin Media Secured Finance may redeem some or all of the VM Senior Secured Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve-month period commencing on January 15 of the years set forth below:

Redemption Price
Year	VM Senior Secured Notes
2020	102.563%
2021	101.708%
2022	100.854%
2023 and thereafter	100.000%

In addition, at any time prior to January 15, 2018, Virgin Media Secured Finance may redeem up to 40% of VM Senior Secured Notes with the net proceeds of one or more specified equity offerings at a redemption price of 105.125% of the principal amount of the VM Senior Secured Notes, plus accrued and unpaid interest and additional amounts, if any, to the date of redemption. In the event of a change of control or sale of certain assets, Virgin Media Secured Finance may be required to make an offer to purchase the VM Senior Secured Notes.

The VM Senior Secured Notes are senior obligations of Virgin Media Secured Finance. The VM Senior Secured Notes rank equally in right of payment with all existing and future indebtedness of the Virgin Media Secured Finance that is not subordinated in right of payment to the VM Senior Secured Notes and will be senior in right of payment to all existing and future indebtedness of Virgin Media Secured Finance that is subordinated in right of payment to the VM Senior Secured Notes. The VM Senior Secured Notes are guaranteed on a senior basis by Virgin Media and certain of its subsidiaries and will be secured by the same property and assets that secure the existing senior secured notes of Virgin Media Secured Finance and loans under the senior facilities agreement dated June 7, 2013 (as amended or supplemented), between, among others, Virgin Media Investment Holdings Limited (“VMIH”), as borrower, The Bank of Nova Scotia, as facility agent and Deutsche Bank AG, London Branch as security agent.

Virgin Media Secured Finance intends to use the net proceeds from the sale of the VM Senior Secured Notes for general corporate purposes, which may include the funding of potential acquisitions, including, if consummated, the UPC Ireland Acquisition, and loans, distributions or other payments to Virgin Media Secured Finance and Virgin Media Finance PLC’s (“Virgin Media Finance” and, together with Virgin Media Secured Finance, the “Virgin Media Issuers”) indirect parent companies, the refinancing of certain existing indebtedness of the Virgin Media Issuers and their respective subsidiaries or the funding of the Senior Secured Notes Special Optional Redemption.

Senior Notes

On January 13, 2015, Virgin Media Finance, Virgin Media and certain subsidiaries of Virgin Media entered into a purchase agreement (the “VM Senior Notes Purchase Agreement”) with Deutsche Bank Securities Inc., as the dollar representative, and Deutsche Bank AG, London Branch, as the euro representative, of the several initial purchasers named therein (collectively, the “VM Senior Notes Initial Purchasers”), pursuant to which Virgin Media Finance agreed to sell, subject to the terms and conditions set forth therein (i) $400.0 million aggregate principal amount of its 5 3⁄4% senior notes due 2025 (the “VM Dollar Senior Notes”) and (ii) €460.0 million ($542.1 million at the transaction date) aggregate principal amount of its 4 1⁄4% senior notes due 2025 (the “VM Euro Senior Notes” and, together with the VM Dollar Senior Notes, the “VM Senior Notes”) to the VM Senior Notes Initial Purchasers in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended.

The VM Senior Notes were issued pursuant to an indenture (the “VM Senior Notes Indenture”) dated the VM Notes Issue Date among Virgin Media Finance, the guarantors named therein and The Bank of New York Mellon, London Branch, as trustee. The VM Senior Notes mature on January 15, 2025. Interest on the VM Senior Notes is payable semi-annually on each January 15 and July 15, beginning on July 15, 2015.

Subject to the circumstances described below, the VM Senior Notes are non-callable prior to January 15, 2020. At any time prior to January 15, 2020, Virgin Media Finance may redeem some or all of the VM Senior Notes at a price equal to 100% of the principal amount of the VM Senior Notes redeemed plus accrued and unpaid interest to (but excluding) the redemption date and a “make-whole” premium, which is the present value of all remaining scheduled interest payments to the redemption date using the discount rate (as specified in the VM Senior Notes Indenture) as of the redemption date plus 50 basis points.

At any time on or prior to the earlier of (i) the date that is 15 days following the consummation of the UPC Ireland Acquisition or (ii) the date that is six months following the VM Notes Issue Date, elect to redeem all or a portion of the VM Senior Notes (the “Senior Notes Special Optional Redemption”) at a redemption price equal to 100% of the principal amount of the applicable VM Senior Notes, plus accrued and unpaid interest and any additional amounts, if any, to the date of the Senior Notes Special Optional Redemption.

On or after January 15, 2020, Virgin Media Finance may redeem some or all of the VM Senior Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve-month period commencing on January 15 of the years set forth below:

	Redemption Price
Year	VM Dollar Senior Notes	VM Euro Senior Notes
2020	102.875%	102.250%
2021	101.917%	101.500%
2022	100.958%	100.750%
2023 and thereafter	100.000%	100.000%

In addition, at any time prior to January 15, 2018, the Virgin Media Finance may redeem up to 40% of the respective VM Senior Notes with the net proceeds of one or more specified equity offerings at a redemption price of 105.750% of the principal amount of the VM Dollar Senior Notes and 104.500% of the principal amount of the VM Euro Senior Notes, plus accrued and unpaid interest and additional amounts, if any, to the date of redemption. In the event of a change of control or sale of certain assets, the Virgin Media Finance may be required to make an offer to purchase the relevant VM Senior Notes.

The VM Senior Notes are senior obligations of Virgin Media Finance. The VM Senior Notes rank equally in right of payment with all existing and future indebtedness of the Virgin Media Finance that is not subordinated in right of payment to the VM Senior Notes and will be senior in right of payment to all existing and future indebtedness of the Virgin Media Finance that is subordinated in right of payment to the VM Senior Notes. The VM Senior Notes are guaranteed on a senior basis by Virgin Media, Virgin Media (UK) Group LLC, Virgin Media Communications Limited and Virgin Media Group LLC and on a senior subordinated basis by VMIH and Virgin Media Investments Limited. The VM Senior Notes are unsecured.

Virgin Media Finance intends to use the net proceeds from the sale of the VM Senior Notes for general corporate purposes, which may include the funding of potential acquisitions, including, if consummated, the UPC Ireland Acquisition, and loans, distributions or other payments to the Virgin Media Issuers’ indirect parent companies, the refinancing of certain existing indebtedness of the Virgin Media Issuers and their respective subsidiaries or the funding of the Senior Notes Special Optional Redemption.

Ziggo

On January 14, 2015, Ziggo Bond Finance B.V. (“Ziggo Bond Finance”) entered into a purchase agreement (the “Purchase Agreement”) with, among others, Credit Suisse Securities (Europe) Limited, as representative of the several initial purchasers named therein (collectively, the “Ziggo Initial Purchasers”), pursuant to which Ziggo Bond Finance agreed to sell, subject to the terms and conditions set forth therein, (i) €400.0 million ($471.5 million at the transaction date) aggregate principal amount of its 4.625% senior notes due 2025 (the “Ziggo Euro Notes”), and (ii) $400.0 million aggregate principal amount of its 5.875% senior notes due 2025 (the “Ziggo Dollar Notes” and together with the Ziggo Euro Notes, the “Ziggo Notes”), each at par, to the Ziggo Initial Purchasers in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended. The Ziggo Notes mature on January 15, 2025. Interest on the Ziggo Notes is payable semi-annually on each January 15 and July 15, beginning on July 15, 2015.

Ziggo Bond Finance is incorporated under the laws of the Netherlands, as a special purpose financing company, for the primary purpose of facilitating the offering of the Ziggo Notes and is owned 100% by a foundation (stichting) established under the laws of the Netherlands. The Ziggo Notes were issued pursuant to an indenture (the “Ziggo Indenture”), dated January 29, 2015 (the “Ziggo Notes Issue Date”), among Ziggo Bond Finance, as issuer, and Deutsche Trustee Company Limited, as trustee (the “Trustee”). Pending consummation of the Reorganization Transactions, the net proceeds of the Ziggo Notes (the “Escrowed Proceeds”) were placed into certain escrow accounts (the “Escrow Account”) for the benefit of the holders of the Ziggo Notes. The release of the Escrowed Proceeds is subject to the satisfaction of certain conditions, including the certification that the Reorganization Transactions will be consummated within three business days following the release of the Escrowed Proceeds. If the conditions to the release of the Escrowed Proceeds have not been satisfied on or prior to July 31, 2015 (the “Longstop Date”), the Ziggo Notes will be subject to a special mandatory redemption (the “Special Mandatory Redemption”) at a redemption price of each series of Notes equal to 100% of the aggregate initial issue price of such series of Ziggo Notes plus accrued and unpaid interest from the Ziggo Notes Issue Date to such special mandatory redemption date and additional amounts, if any.

Upon release of the Escrowed Proceeds from the Escrow Accounts (the “Escrow Release Date”), Ziggo Bond Finance will use the proceeds from the offering of the Ziggo Notes to fund one or more proceeds loans denominated in euro, in an amount equal to the principal amount of the Ziggo Euro Notes, and one or more proceeds loans denominated in U.S. dollars, in an amount equal to the principal amount of the Ziggo Dollar Notes (collectively, the “Senior Proceeds Loans”), to UPC Netherlands Bondco and Ziggo Bond Company B.V. (“Ziggo Bondco” and, together with UPC Nederlands Bondco, the “Senior Proceeds Loan Borrowers”), subject to the terms of the proceeds loan facility agreement (the “Senior Proceeds Loan Facility”), between, among others, the Ziggo Bond Finance, as lender, the Obligors (as defined below) and Deutsche Trustee Company Limited as security agent (the “Security Trustee”). The Senior Proceeds Loan Borrowers will use the proceeds from the Senior Proceeds Loans to (i) fund a loan, dividend or other distribution to Ziggo Group Holding, which proceeds will in turn be loaned or distributed by Ziggo Group Holding to other Liberty Global subsidiaries, to indirectly fund the Reorganization Transactions, and (ii) pay fees, costs and expenses related to the offering of the Ziggo Notes. Although the Senior Proceed Loan Borrowers have no equity or voting interest in Ziggo Bond Finance, the Senior Proceeds Loans create a variable interest in Ziggo Bond Finance for which the Senior Proceeds Loan Borrowers are the primary beneficiaries, as contemplated by generally accepted accounting principles in the United States (U.S. GAAP). As such, the Senior Proceeds Loan Borrowers and their respective parent entities, including Ziggo Group Holding and Liberty Global, will be required by the provisions of U.S. GAAP to consolidate Ziggo Bond Finance following the issuance of the Ziggo Notes. As such, the amounts outstanding under Senior Proceeds Loan will eliminate in Ziggo Group Holding’s and Liberty Global’s consolidated financial statements.

Subject to the Special Mandatory Redemption and the circumstances below, the Ziggo Notes are non-callable until January 15, 2020. At any time prior to January 15, 2020, Ziggo Bond Finance may redeem some or all of the Ziggo Euro Notes and/or Ziggo Dollar Notes at a price equal to 100% of the principal amount of the Ziggo Notes redeemed plus accrued and unpaid interest to (but excluding) the redemption date at a “make-whole” premium, which is the present value of all remaining scheduled interest payments to the redemption date using the discount rate (as specified in the Ziggo Indenture) as of the redemption date plus 50 basis points.

On or after January 15, 2020, Ziggo Bond Finance may redeem all, or from time to time a part, of the Ziggo Euro Notes and/or the Ziggo Dollar Notes at the following redemption prices (expressed as a percentage of the principal amount) plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve-month period commencing on January 15 of the years set forth below:

	Redemption Price
Year	Ziggo Euro Notes	Ziggo Dollar Notes
2020	102.313%	102.938%
2021	101.542%	101.958%
2022	100.771%	100.979%
2023 and thereafter	100.000%	100.000%

In addition, at any time prior to January 15, 2018, Ziggo Bond Finance may redeem up to 40% of the respective Ziggo Notes with the net proceeds of one or more specified equity offerings at a redemption price of 104.625% of the principal amount of the Ziggo Euro Notes and/or 105.875% of the principal amount of the Ziggo Dollar Notes redeemed, in each case, plus accrued and unpaid interest and additional amounts, if any, to the date of redemption. In the event of a change of control or sale of certain assets, Ziggo Bond Finance may be required to make an offer to purchase the relevant Ziggo Notes.

Pursuant to the Senior Proceeds Loan Facility, the call provisions, maturity and applicable interest rate for each Senior Proceeds Loan are the same as those of the applicable series of Ziggo Notes described above.

The Ziggo Notes are senior obligations of Ziggo Bond Finance. The Ziggo Notes rank equally in right of payment with all existing and future indebtedness of Ziggo Bond Finance that is not subordinated in right of payment to the Ziggo Notes and are senior in right of payment to all existing and future indebtedness of Ziggo Bond Finance that is subordinated in right of payment to the Ziggo Notes. For so long as such proceeds are held in the Escrow Accounts, the Ziggo Notes are secured by a first priority security interest in the rights of Ziggo Bond Finance and the assets in each of the Escrow Accounts. Following the Escrow Release Date, the Ziggo Notes will be secured by a first-ranking security interest in all of the ordinary shares of Ziggo Bond Finance, a first-ranking charge over all bank accounts of Ziggo Bond Finance and a first-ranking security interest over Ziggo Bond Finance’s rights to and benefits in the Senior Proceeds Loan Facility and the Senior Proceeds Loans. Ziggo Bond Finance has no material business operations of its own and will be dependent on payments from the Senior Proceeds Loan Borrowers under the Senior Proceeds Loans in order to service its payment obligations under the Ziggo Notes. None of the Senior Proceeds Loan Borrowers or any of their respective subsidiaries will guarantee or provide any credit support for Ziggo Bond Finance’s obligations under the Ziggo Notes, other than the obligation of the Senior Proceeds Loan Borrowers to make payments to Ziggo Bond Finance pursuant to the Senior Proceeds Loans.

The Senior Proceeds Loan will be senior obligations of the Senior Proceeds Loan Borrowers. The Senior Proceeds Loans will rank equally in right of payment with all existing and future indebtedness of the Senior Proceeds Loan Borrowers that is not subordinated in right of payment to the Senior Proceeds Loans (including Ziggo Bondco’s existing senior notes (the “Existing Senior Notes”)) and will be senior in right of payment to all existing and future indebtedness of the Senior Proceeds Loan Borrowers that is subordinated in right of payment to the Senior Proceeds Loans. The obligations of each Senior Proceeds Loan Borrower under a Senior Proceeds Loan will be guaranteed on a senior basis by the other Senior Proceeds Loan Borrower that is not a borrower of such Senior Proceeds Loan (each in such capacity, a “Senior Proceeds Loan Guarantor” and, together with the Senior Proceeds Loan Borrower, the “Obligors”) and will be structurally subordinated to all indebtedness of the Obligors’ respective subsidiaries (including Ziggo B.V.’s existing senior secured notes and the loans under the senior facility agreement dated February 27, 2014 (as amended or supplemented) between, among others, Ziggo B.V., as original borrower and certain financial institutions as lenders thereunder. The Senior Proceeds Loans will be secured over the capital stock of each of the Senior Proceeds Loan Borrowers on an equal and ratable basis with the Existing Senior Notes (the “Senior Proceeds Loan Collateral”).

The Obligors agreed pursuant to a covenant agreement (the “Covenant Agreement”) dated the Ziggo Notes Issue Date, between, among others, Ziggo Bond Finance and the Trustee, to be bound by the covenants in the Ziggo Indenture that are applicable to them. However, the holders of the Ziggo Notes will not have a direct claim on the cash flow or assets of the Obligors or any of their respective subsidiaries, and none of the Obligors or any of their respective subsidiaries has any obligation, contingent or otherwise, to pay amounts due under the Ziggo Notes, or to make funds available to Ziggo Bond Finance for those payments. The rights and remedies of the holders of the Ziggo Notes against an Obligor upon any breach by such Obligor of its obligations under the Covenant Agreement are limited to a right to instruct Ziggo Bond Finance or the Security Trustee or their respective nominees, in accordance with the terms of the Ziggo Indenture to accelerate the applicable Senior Proceeds Loans and to vote in connection with any enforcement of the collateral securing the Senior Proceeds Loans (together with any other secured creditors sharing in such collateral).

Following consummation of the Ziggo Group Combination (as defined in the Ziggo Indenture), an Obligor, may, at its sole option, effect an assumption of the Ziggo Notes and obligations thereunder by any Obligor (or its successor following the Ziggo Group Combination) (the “Ziggo Fold-In Issuer”) and a release of Ziggo Bond Finance from its obligations under the Ziggo Notes and the Ziggo Indenture and such assumption and release will be a deemed repayment in full and cancellation of the Senior Proceeds Loans (the “Ziggo Group Assumption”). Following the Ziggo Group Assumption, the terms and conditions of the Ziggo Notes, including the covenants, will be automatically modified as set out in the Ziggo Indenture and the Ziggo Notes will be secured directly by the Senior Proceeds Loan Collateral that remains following the Ziggo Group Combination and guaranteed by the Obligors that remain following the Ziggo Group Combination. The consummation of the Ziggo Group Combination and the Ziggo Group Assumption is at the sole option of the Senior Obligors, and there can be no assurance that either the Ziggo Group Combination or the Ziggo Group Assumption will be completed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name

4.1	Indenture dated January 28, 2015 between Virgin Media Secured Finance PLC, The Bank of New York Mellon, London Branch, as Trustee and Paying Agent and The Bank of New York Mellon (Luxembourg) S.A., as Registrar and Transfer Agent.

4.2	Indenture dated January 28, 2015 between Virgin Media Finance PLC, The Bank of New York Mellon, London Branch, as Trustee and Principal Paying Agent, The Bank of Mellon as Paying Agent and Dollar Notes Transfer Agent and Registrar and The Bank of New York Mellon (Luxembourg) S.A., as Euro Notes Registrar and Transfer Agent.

4.3	Indenture dated January 29, 2015 between Ziggo Bond Finance B.V., Deutsche Trustee Company Limited as Trustee and Security Trustee, Deutsche Bank Trust Company Americas as Dollar Notes Paying Agent, Registrar and Transfer Agent, Deutsche Bank AG London Branch as Euro Notes Paying Agent and Deutsche Bank Luxembourg S.A. as Euro Notes Registrar and Transfer Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: February 3, 2015